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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 10, 2004
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   1-11152                 23-1882087
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)             Identification No.)



 781 Third Avenue, King of Prussia, PA                         19406-1409
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 5.         Other Events and Required FD Disclosure.

InterDigital Communications Corporation issued a press release on June 10, 2004 announcing that its Board of Directors approved the repurchase of up to one million shares of the Company's outstanding Common Stock, and approved the redemption of all shares outstanding of the Company's $2.50 Cumulative Convertible Preferred Stock. A copy of the press release is attached hereto as
Exhibit 99.1.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERDIGITAL COMMUNICATIONS CORPORATION


                                       By: /s/ Howqrd E. Goldberg
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                                           Howard E. Goldberg
                                           Chief Executive Officer



Dated:  June 14, 2004



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                                  EXHIBIT INDEX



Exhibit No.                                     Description
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   99.1                                   Press release dated June 10, 2004